Concentrations	12 Months Ended
Dec. 31, 2025
Concentrations [Abstract]
Concentrations
13.	Concentrations

A majority of the Group’s revenue and expense transactions are denominated in RMB and a significant portion of the Group and its subsidiaries’ assets and liabilities are denominated in RMB. RMB is not freely convertible into foreign currencies. In the PRC, certain foreign exchange transactions are required by law to be transacted only by authorized financial institutions at exchange rates set by the People’s Bank of China (“PBOC”). Remittances in currencies other than RMB by the Group in China must be processed through the PBOC or other China foreign exchange regulatory bodies which require certain supporting documentation in order to affect the remittance.

As of December 31, 2024 and 2025, $1,277,962 and $503,374 of the Group’s cash was on deposit at financial institutions in the PRC where there currently is no rule or regulation requiring such financial institutions to maintain insurance to cover bank deposits in the event of bank failure. For the years ended December 31, 2024 and 2025, the Group’s substantial assets were located in the PRC and the Group’s substantial revenues were derived from its subsidiaries and VIEs located in the PRC.

For the year ended December 31, 2024, one customer accounted for more than 100.0% of the Group’s total revenue.

For the year ended December 31, 2025, one customer accounted for more than 100.0% of the Group’s total revenue.

As of December 31, 2024, one customer accounted for 61.5% of the total accounts receivable balance. As of December 31, 2025, one customer accounted for 100.0% of the total accounts receivable balance.